                                                                    Exhibit 10.2

                            SECOND LEASE AMENDMENT
                            ----------------------

                                    Between

                         BENAROYA CAPITAL COMPANY, LLC

                                      And

                         TARGETED GENETICS CORPORATION

This Second Lease Amendment dated February 25, 2000 is attached to and made part of that certain Lease dated October 7, 1996, as amended in the First Lease Amendment dated May 12, 1997 (the "Lease"), by and between Benaroya Capital Company, LLC, a Washington limited liability company, hereinafter called Lessor ("Lessor"), and Targeted Genetics Corporation, a Washington corporation, hereinafter called the Lessee ("Lessee"), covering Suite 100 located in the property commonly known as Metropolitan Park West at 1100 Olive Way, Seattle, Washington, 98101 (the "Premises"). The Premises are more particularly described in the Lease.

The terms used herein shall have the same definitions as set forth in the Lease.

In consideration of the mutual covenants and promises contained in this Second Lease Amendment, the First Lease Amendment and the Lease, Lessor and Lessee agree as follows:

1. Section 3, Monthly Minimum Rent. Section 3, Monthly Minimum Rent is amended as follows:

                     Period                     Monthly Minimum Rent
                     ------                     --------------------
               1/10/97 - 12/31/99                  $ 7,568.00
               1/01/00 - 2/29/00                   $ 7,869.00
               3/01/00 - 12/31/01                  $12,977.00
               1/01/02 - 03/31/04                  $14,082.00

By execution below, Lessee and Lessor acknowledge that the lessor will have no further obligation to finance any of the Lessee's work related to the Premises.


LESSOR:                                LESSEE:

BENAROYA CAPITAL COMPANY, LLC          TARGETED GENETICS CORPORATION


/s/ Larry R. Benaroya                  /s/ James A. Johnson
----------------------                 --------------------------
By:  Larry R. Benaroya                 By:  James A. Johnson
Its: Manager                           Its: Senior Vice President
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STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of BENAROYA CAPITAL COMPANY, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

               /s/ Rebecca A. Bethel
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               Notary Public in and for the State of    Washington
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               Residing at                              Seattle
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               Commission expires                       11/9/02
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               Print Name                               Rebecca A. Bethel
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STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that James A. Johnson, of TARGETED GENETICS CORPORATION, is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he/she is the individual who has executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

               /s/ N. Amy Tsuruta Jones
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               Notary Public in and for the State of    Washington
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               Residing at                              Maple Valley, WA
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               Commission expires                       9/21/2003
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               Print Name                               N. Amy Tsuruta Jones
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